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                                                                     EXHIBIT 1.1

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                               NATIONAL CITY BANK

                        (Originator, Seller and Servicer)

       $_______ Class A Floating Rate Asset Backed Notes, Series 2005-[-] $_______ Class B Floating Rate Asset Backed Notes, Series 2005-[-] $_______ Class C Floating Rate Asset Backed Notes, Series 2005-[-]

                         FORM OF UNDERWRITING AGREEMENT

                                          [-][-], 200[-]

[NAME OF UNDERWRITER],
As an Underwriter or as the Representative of the Underwriters set forth on Schedule A hereto (the "Representative")
[ADDRESS]

Ladies and Gentlemen:

            National City Credit Card Master Note Trust, a Delaware statutory trust (the "Issuer"), and National City Bank, a national banking association (the "Bank"), as originator (in such capacity, the "Originator") and beneficiary (in such capacity, the "Beneficiary") of the Issuer, propose to sell (a) $[-] Class A Floating Rate Asset Backed Notes, Series 2002-[-] (the "Class A Notes"),
(b) $[-] Class B Floating Rate Asset Backed Notes, Series 2002-[-] (the "Class B Notes") and (c) $[-] Class C Floating Rate Asset Backed Notes, Series 2002-[-] (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes") representing interests in the Issuer. The Notes will be issued pursuant to the Indenture, dated as of [-][-], 2005, as supplemented by the Indenture Supplement dated [-][-], 200[-] (as so supplemented and as otherwise modified or amended from time to time, the "Indenture"), between the Issuer and The Bank of New York, as trustee (in such capacity, the "Indenture Trustee"). The Issuer is operated pursuant to a Trust Agreement, dated as of July 13, 2005, between the Bank, as Beneficiary, and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as amended by the Amended and Restated Trust Agreement, dated as of [-][-], 2005 (as amended and restated, the "Trust Agreement"), between the Bank, as Beneficiary, and the Owner Trustee. The Notes will be secured by certain assets of the Issuer, including the Collateral Certificate referred to below (collectively, the "Collateral").

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            The Bank has transferred credit card receivables to the National
City Credit Card Master Trust (the "Master Trust") pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated on July 1, 2000 (as amended from time to time, the "Pooling and Servicing Agreement"), as supplemented by the Series 2005-CC Supplement (the "Series Supplement" dated as of [-][-], 200[-]; references herein to the Pooling and Servicing Agreement shall mean, unless otherwise specified, the Pooling and Servicing Agreement as supplemented by the Series Supplement), between the Bank, as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (in such capacity, the "Master Trust Trustee"). The assets of the Master Trust include, among other things, certain amounts due on a pool of MasterCard(R) and VISA(R) revolving credit card accounts of the Bank (the "Receivables"), and the benefit of a Credit Enhancement (as hereinafter defined), if any. Pursuant to the Pooling and Servicing Agreement and the Trust Agreement, the Bank has caused the Master Trust to issue to the Issuer a collateral certificate (the "Collateral Certificate"). The Collateral Certificate is an investor certificate under the Pooling and Servicing Agreement that represents undivided interests in certain assets of the Master Trust.

            The Notes will be sold in a public offering by the Issuer through the Underwriters as underwriter, or through certain underwriters which include the underwriters for the Class A Notes listed on Schedule A hereto (the "Class A Underwriters"), the underwriters for the Class B Notes listed on Schedule A hereto (the "Class B Underwriters") and the underwriters for the Class C Notes listed on Schedule A hereto (the "Class C Underwriters" and, together with the Class A Underwriters and Class B Underwriters, the "Underwriters"). Any Notes sold pursuant to this Underwriting Agreement may include the benefits of a reserve account, letter of credit, surety bond, cash collateral account, cash collateral guaranty, collateral interest, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, spread account or other contract or agreement for the benefit of the holders of the notes (the "Noteholders") ("Credit Enhancement"). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture or the Pooling and Servicing Agreement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Indenture or the Pooling and Servicing Agreement, each capitalized term used or defined herein shall relate only to the Notes designated in this Underwriting Agreement and no other series, class or tranche of notes issued by the Issuer.

            The Bank has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a shelf registration statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including a form of prospectus, relating to the Notes and the Collateral Certificate. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement." The Bank proposes to file with the Commission pursuant to Rule 424(b)

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("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the "Basic Prospectus") relating to the Notes and the method of distribution thereof The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."

            Upon the execution of this Agreement, the Bank agrees with the Underwriters as follows:

            1. Upon the execution of this Agreement, the Bank represents and warrants to each Underwriter that:

                  (a) The Registration Statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including the
Prospectus and such amendments thereto as may have been required on the date of this Agreement, relating to the Notes, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Bank and the Registration Statement;

                  (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of this Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank in writing by such Underwriter through the Representative expressly for use therein;

                  (c) As of the Closing Date, the representations and warranties of the Bank, as Seller and Servicer, in the Pooling and Servicing Agreement will be true and correct;

                  (d) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement and to authorize the sale of

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the Notes, and to consummate the transactions contemplated by this Agreement and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its subsidiaries, taken as a whole;

                  (e) The Collateral Certificate has been duly authorized, and when executed, issued and delivered pursuant to the Pooling and Servicing Agreement, duly authenticated by the Master Trust Trustee and delivered by the Bank, as Beneficiary, to the Owner Trustee on behalf of the Issuer pursuant to this Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Pooling and Servicing Agreement. Each increase in the Investor Interest of the Collateral Certificate will have been authorized and effected in accordance with the Pooling and Servicing Agreement as of the applicable settlement date of each Note; each of the Pooling and Servicing Agreement and this Agreement have been duly authorized by the Bank and, when executed and delivered by the Bank, as Seller and Servicer, and the Master Trust Trustee (in the case of the Pooling and Servicing Agreement), each of the Pooling and Servicing Agreement and this Agreement will constitute a valid and binding agreement of the Bank; and the Collateral Certificate and the Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects;

                  (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Bank for the consummation of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Master Trust's interest in the Receivables or the Indenture Trustee's interest in the Collateral;

                  (g) The Bank is not in violation of its organizational documents or in default in its performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement, and the issuance and delivery of the Collateral Certificate and the Notes and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank, or any of its properties or any agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the properties of the Bank is subject, or the organizational documents of the Bank; and the Bank has full power and authority to authorize and issue the Collateral Certificate, and to sell the Notes, as contemplated by this Agreement and to enter into this Agreement and the Pooling and Servicing Agreement;

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                  (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Bank, threatened to which any of the Bank or its subsidiaries is or may be a party or to which any property of the Bank or its subsidiaries is or may be the subject which, if determined adversely to the Bank, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Bank and its subsidiaries, taken as a whole, and the interests of the holders of the Notes, or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Basic Prospectus which are not filed or described as required; and

                  (i) This Agreement has been duly authorized, executed and delivered by the Bank and when executed and delivered by the Bank, this Agreement will constitute a valid and binding agreement of the Bank.

            2. Upon the execution of this Agreement, the Issuer represents and warrants to each Underwriter that:

                  (a) The Registration Statement on Form S-3 (having registration numbers 333-126628, 333-126628-01, 333-126628-02), including the
Prospectus and such amendments thereto as may have been required on the date of this Agreement, relating to the Notes, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Issuer and the Registration Statement;

                  (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of this Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representative expressly for use therein;

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                  (c) As of the Closing Date, the representations and warranties of the Issuer in the Indenture will be true and correct in all material respects;

                  (d) The Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform the Indenture, and to authorize the issuance of the Notes, and to consummate the transactions contemplated by the Indenture;

                  (e) As of the Closing Date, the Notes have been duly authorized, and, when executed, issued and delivered pursuant to the Indenture, duly authenticated by the Indenture Trustee and paid for by the Underwriters in accordance with this Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Issuer and, when executed and delivered by the Issuer and the Indenture Trustee (in the case of the Indenture), each of the Indenture and this Agreement will constitute a valid and binding agreement of the Issuer; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus in all material respects;

                  (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Issuer for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Master Trust's interest in the Receivables or the Indenture Trustee's interest in the Collateral;

                  (g) The Issuer is not in violation of its organizational documents or in default in its respective performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Indenture. The execution, delivery and performance of this Agreement and the Indenture, and the issuance and delivery of the Collateral Certificate and the Notes and compliance with the terms and provisions thereof will not result in a material breech or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any of its properties or any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the properties of the Issuer is subject, or the organizational documents of the Issuer; and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement and the Indenture and to enter into the Indenture;

                  (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Issuer, threatened to which any of the Issuer or its subsidiaries is or may be a party or to which any property of the Issuer or its subsidiaries is or may be the subject which, if determined adversely to the Issuer, could individually or in the aggregate reasonably be expected to have a material adverse effect on
(i) the general affairs, business, prospects, management, financial position, equity or results of

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operations of the Issuer and its subsidiaries, taken as a whole, and the interests of the holders of the Notes, or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Basic Prospectus which are not filed or described as required; and

                  (i) This Agreement has been duly authorized, executed and delivered by the Issuer and when executed and delivered by the Issuer, this Agreement will constitute a valid and binding agreement of the Issuer.

            3. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Class A Underwriters, and the Class A Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [-]% of the principal amount thereof, $[-] aggregate principal amount of the Class A Notes, each Class A Underwriter to purchase the amounts shown on Schedule A hereto.

            4. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Class B Underwriters, and the Class B Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [-]% of the principal amount thereof, $[-] aggregate principal amount of the Class B Notes, each Class B Underwriter to purchase the amounts shown on Schedule A hereto.

            5. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Class C Underwriters, and the Class C Underwriters agree, severally and not jointly, to purchase from the Seller at a purchase price of [-]% of the principal amount thereof, $[-] aggregate principal amount of the Class C Notes, each Class C Underwriter to purchase the amounts shown on Schedule A hereto.

            6. The Bank understands that the Underwriters intend (i) to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Notes upon the terms set forth in the Prospectus.

            7. Payment for the Notes shall be made to the Bank or to its order by wire transfer of same day funds at 9:00 A.M., New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Bank may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

            8. Upon the execution of this Agreement, the Bank and the Issuer, jointly and severally covenant and agree with the several Underwriters that:

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                  (a) Immediately following the execution of this Agreement, the
Bank and the Issuer will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances and such other information as the Bank and the Issuer deem appropriate. The Bank and the Issuer will transmit the Prospectus including such Prospectus Supplement to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

                  (b) The Issuer will deliver (or the Bank will cause the Issuer to deliver), at the expense of the Bank, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

                  (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, the Bank or the Issuer will furnish to the Representative a copy of the proposed amendment or supplement.

                  (d) The Bank and the Issuer will advise the Representative promptly, and will confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Bank or the Issuer of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (e) The Bank will if during such period of time after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters a Prospectus relating to the Notes is required by law to be delivered in connection with sales by an Underwriter or dealer, (i) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or (ii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of the Bank, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Bank and the Issuer) to which Notes may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, a copy of such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the

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circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law.

                  (f) The Issuer will endeavor to qualify (or the Bank will cause the Issuer to qualify) the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that neither the Bank nor the Issuer shall be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that neither the Bank nor the Issuer shall be required to file a general consent to service of process in any jurisdiction.

                  (g) On or before December 31 of the year following the year in which the Closing Date occurs, the Bank will cause the Issuer to make generally available to Noteholders and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

                  (h) So long as any of the Notes are outstanding, the Issuer or the Bank will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Notes and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

                  (i) For a period from the date of this Agreement until the retirement of the Notes, the Bank, as Servicer, will furnish to you copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to Article III of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Master Trust Trustee pursuant to Article III of the Pooling and Servicing Agreement, by first-class mail promptly after such statements and reports are furnished to the Master Trust Trustee.

                  (j) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, neither the Bank nor the Issuer will offer, sell, contract to sell or otherwise dispose of any credit card backed securities with the same term and other characteristics identical to the Notes without the prior written consent of the Representative.

                  (k) The Bank will cause the Notes to be registered in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Indenture to be qualified pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (l) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or rating agencies rating the Notes (the "Rating Agency") is conditional upon the furnishing of documents or the taking of any other reasonable action by the Bank or the Issuer agreed upon on or prior to the Closing Date, the Bank or the Issuer, as applicable, shall furnish such documents and take any such other reasonable action.

            9. The Bank will pay all costs and expenses incident to the performance of its obligations and the obligations of the Issuer under this Agreement, including, without limiting the generality of the foregoing, (i) all costs and expenses incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) all costs and expenses incident to the preparation, printing and filing under the Act or the Exchange Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) all costs and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) all costs and expenses related to any filing with the National Association of Securities Dealers, Inc., (v) all costs and expenses in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Pooling and Servicing Agreement, the Indenture and any Blue Sky Memorandum and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (vi) the reasonable fees and disbursements of the Bank's counsel and accountants, and (vii) all costs and expenses payable to the Rating Agency in connection with the rating of the Notes, except that the Underwriters agree to reimburse the Bank for an amount, if any, specified in this Agreement on the Closing Date for application toward such expenses. It is understood that, except as specifically provided in Sections 11 and 15 of this Agreement, the Underwriters will pay all of their own fees, costs and expenses (including the fees and disbursements of its counsel), transfer taxes and any advertising expenses in connection with sales or offers from the Underwriters to third parties.

            10. The several obligations of the Underwriters hereunder are subject to the performance by the Bank and the Issuer of their respective obligations hereunder and to the following additional conditions:

                  (a) On or prior to the date of this Agreement, you shall have received a letter, dated the date of this Agreement, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that the engagement to apply agreed-upon procedures was performed in accordance with the standards established by the American Institute of Certified Public Accountants, and substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to you and your counsel.

                  (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6(a) of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Bank or the Issuer, threatened by the Commission; and all requests for additional information from the

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Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

                  (c) The representations and warranties of the Bank and the Issuer contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and each of the Bank and the Issuer shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (d) The Representative shall have received an opinion of Linda
K. Erkkila, Vice President and Attorney for the Bank or such other officer that the Bank may choose (provided that such officer is acceptable to the Representative), subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                        (i) The Bank is a national banking association formed under the laws of the United States of America and is authorized to transact the business of banking, including to own its assets and to transact its business as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

                        (ii) The Bank has the power and authority to execute and deliver this Agreement, the Pooling and Servicing Agreement, the Trust Agreement, the Indenture and the other transaction documents referred to in such opinion that are executed by the Bank, not in its individual capacity but solely as Beneficiary on behalf of the Issuer (the Indenture and such other transaction documents being referred to herein as the "Trust Documents") and to consummate the transactions contemplated herein and therein;

                        (iii) The Collateral Certificate has been duly authorized and executed by the Bank and, when authenticated and delivered in accordance with the terms of the Pooling and Servicing Agreement will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement;

                        (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Bank of the transactions contemplated herein or in the Pooling and Servicing Agreement, the Indenture or the Trust Agreement, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and except for such filings as may be required to perfect interests in the Receivables pursuant to the Pooling and Servicing Agreement or the Collateral pursuant to the Indenture;

                        (v) Neither the execution, delivery and performance by the Bank of its obligations under this Agreement, the Pooling and Servicing Agreement or the Trust Agreement, the transfer of the Receivables to the Master Trust, the issuance and delivery of the Collateral Certificate, nor the consummation of any other of the transactions contemplated herein, in the Pooling and Servicing Agreement, the Indenture or the Trust Agreement will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or By-laws of the Bank, each as amended, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the terms of any material indenture or other material agreement or instrument known to such counsel to which the Bank is a party or by which it or its properties are bound;

                        (vi) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes, (y) seeking to prevent the issuance of the Collateral Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Credit Enhancement, the Collateral Certificate or the Notes or (z) seeking adversely to affect the federal income tax attributes of the Notes as described in the Basic Prospectus under the headings "Prospectus Summary -- Tax Status" and "Federal Income Tax Consequences"; and

                        (vii) Each of this Agreement, the Pooling and Servicing Agreement, the Trust Agreement, the Trust Documents and the Collateral Certificate has been duly authorized, executed and delivered by the Bank.

                  (e) The Representative shall have received an opinion of Jones Day, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                        (i) The Registration Statement has become effective under the Act and the Prospectus has been filed with the Commission, pursuant to Rule 424(b) promulgated under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel express no opinion), as of their respective effective date or date of issuance, complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

                        (ii) This Agreement, the Pooling and Servicing Agreement, the Indenture, the Collateral Certificate and the Notes conform in all material respects to the descriptions thereof contained in the Registration Statement, in the form in which it became effective, and the Prospectus;

                        (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Master Trust nor the Issuer is now, or immediately following the sale of the Notes pursuant to this Agreement will be, required to be registered under the Investment Company Act of 1940, as amended, and the Indenture has been qualified under the Trust Indenture Act;

                        (iv) Each of the Indenture and the Indenture Supplement is a legal, valid and binding obligation of the Issuer and the Indenture Trustee enforceable against the Issuer and the Indenture Trustee, in accordance with its terms;

                        (v) When the Notes have been duly executed and delivered by the Issuer, authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for by the Underwriters pursuant to this Agreement, the holder of record of any Note will be entitled to the benefits afforded by the Indenture, and the Notes will constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms;

                        (vi) The statements in the Basic Prospectus under the heading "Benefit Plan Investors," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

            Such counsel also shall state that they have participated in conferences with representatives of the Bank and its accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraph (v) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

                  (f) The Representative shall have received an opinion or opinions of Jones Day, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, (i) with respect to the perfection of the Master Trust's interest in the Receivables and certain other matters relating to the applicable Credit Enhancement, if any, (ii) with respect to the perfection of the Issuer's interest in the Collateral Certificate and certain other matters relating to the applicable Credit Enhancement, if any, (iii) with respect to certain matters relating to the transfer of the Collateral Certificate and the applicable Credit Enhancement, if any, (ii) with respect to the perfection of the Issuer's interest in the Collateral Certificate and certain other matters relating to the applicable Credit Enhancement, if any, (iii) with respect to certain matters relating to the transfer of the Collateral Certificate and the applicable Credit Enhancement, if any, to the Indenture Trustee, and (iv) with respect to the applicability of certain provisions of the National Bank Act and the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership of the Bank on such interest in the Receivables and with respect to other related matters in a form previously approved by you and your counsel. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to the Rating Agency.

            (g) The Representative shall have received an opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel for the Bank and the Issuer subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that the statements in the Basic Prospectus under the heading "Federal Income Tax Consequences," to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

            (h) The Representative shall have received from Richards, Layton & Finger, P.A., special Delaware counsel to the Bank and the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, (i) regarding the creation of the Master Trust's interest in the Receivables, (ii) regarding the characterization of the Master Trust for federal income tax purposes will be determinative of the character of the Master Trust under the laws of the State of Delaware concerning any tax imposed on or measured by income, and (iii) that each of the Pooling and Servicing Agreement and the Collateral Certificate constitutes the legal, valid and binding obligation of the Bank under the laws of the State of Delaware, enforceable against the Bank in accordance with its terms.

            (i) The Representative shall have received from Orrick, Herrington & Sutcliffe LLP, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as the Representative may require, and the Seller shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (j) The Representative shall have received a certificate, dated the Closing Date, of a Vice President or more senior officer of the Bank in which such officer, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of the Bank, as Seller and as Servicer, in the Pooling and Servicing Agreement are true and correct in all material respects as of the dates specified in the Pooling and Servicing Agreement, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (k) The Representative shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the Master Trust Trustee, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Master Trust Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of Delaware and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as Master Trust Trustee under the Pooling and Servicing Agreement;

                  (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Master Trust Trustee;

                  (iii) The Master Trust Trustee has duly executed and authenticated the Collateral Certificate;

                  (iv) The execution and delivery of the Pooling and Servicing Agreement by the Master Trust Trustee and the performance by the Master Trust Trustee of its terms do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of Delaware governing the banking or trust powers of the Master Trust Trustee, or (y) the organization certificate or by-laws of the Master Trust Trustee;

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the banking or trust powers of the Master Trust Trustee is required in connection with the execution and delivery by the Master Trust Trustee of the Pooling and Servicing Agreement or the performance by the Master Trust Trustee thereunder; and

                  (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Master Trust Trustee (as Master Trust Trustee under the Pooling and Servicing Agreement) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Master Trust Trustee to perform its obligations under the Pooling and Servicing Agreement.

            (l) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to the grant of the Collateral Certificate and the proceeds thereof to the Issuer and with respect to the perfection of the Indenture Trustee's interest, for the benefit of the Noteholders, in the Collateral Certificate and the proceeds thereof.

            (1) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., counsel to the Owner Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Owner Trustee is duly incorporated and validly existing as a banking corporation in good standing under the laws of the State of Delaware.

                  (ii) The Owner Trustee has power and authority to execute, deliver and perform its obligations under the Trust Agreement and to consummate the transactions contemplated thereby.

                  (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms.

                  (iv) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of the Owner Trustee (other than the filing of the certificate of trust with the Delaware Secretary of State, which certificate of trust has been duly filed).

                  (v) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Agreement, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or by laws of the Owner Trustee or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the banking or trust powers of the Owner Trustee or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee.

                  (vi) To such counsel's knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other government authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

            (m) The Underwriters shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Issuer, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, substantially to the effect that:

                  (i) The Issuer has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. Section 3801, et seq. (referred to in this subsection (m) as the "Act");

                  (ii) The Trust Agreement is a legal, valid and binding obligation of the Owner Trustee and the Beneficiary, enforceable against the Owner Trustee and the Beneficiary, in accordance with its terms;

                  (iii) The Trust Agreement and the Act authorize the Issuer to execute and deliver the Indenture and the other transaction documents referred to in such opinion (collectively referred to in this subsection
      (m) as the "Trust Documents"), to issue the Notes and the trust certificate (referred to in this subsection (m) as the "Trust Certificate") and to grant the Collateral to the Indenture Trustee as security for the Notes;

                  (iv) The Issuer has the power and authority, pursuant to the Trust Agreement and the Act, to execute, deliver and perform its obligations under the Trust Documents, the Notes and the Trust Certificate and the execution and delivery of such agreements and obligations have been duly authorized;

                  (v) The Trust Certificate has been validly issued and is entitled to the benefits of the Trust Agreement;

                  (vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents, the Notes or the Trust Certificate, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the certificate of trust with the Delaware Secretary of State (which certificate of trust has been duly filed) and the filing of any financing statements with the Delaware Secretary of State in connection with the Trust Documents;

                  (vii) Neither the execution, delivery and performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Issuer;

                  (viii) Under Section 3805(b) of the Act, no creditor of the holder of the Trust Certificate shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement;

                  (ix) Under Section 3808(a) and (b) of the Act, the Issuer may not be terminated or revoked by the Beneficiary, and the dissolution, termination or bankruptcy of any holder of the Trust Certificate shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement;

                  (x) The Owner Trustee is not required to hold legal title to the owner trust estate in order for the Issuer to qualify as a statutory trust under the Act;

                  (xi) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate;

                  (xii) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the transfer of the Collateral Certificate to or from the Issuer;

                  (xiii) The corpus of the Issuer is not subject to any personal property or similar ad valorem tax imposed by the State of Delaware;

                  (xiv) The characterization of the Issuer for federal income tax purposes, whether as a trust, partnership or association taxable as a corporation, is determinative of the character of the Issuer for State of Delaware income tax purposes, and, if the Issuer is characterized as a partnership for State of Delaware income tax purposes, no State of Delaware income tax is imposed upon the Issuer. For State of Delaware income tax purposes, taxable income would be derived from "federal taxable income," and for the purpose of ascertaining such taxable income for State of Delaware income tax purposes, the amount of federal taxable income as determined for federal income tax purposes would be determinative, whether such amount of federal taxable income is determined upon a characterization of the transaction as a sale or as a loan;

                  (xv) There is no stamp, documentary or other excise tax imposed by the State of Delaware upon the Notes;

                  (xvi) There is no income tax imposed by the City of Wilmington, Delaware, upon the Issuer and the City of Wilmington, Delaware, is prohibited by Delaware State law from imposing a personal property tax upon or measured by the corpus of the Issuer; and

                  (xvii) The Beneficiary (as defined in the Trust Agreement) is the sole beneficial owner of the Issuer.

            (n) The Representative shall have received a certificate, dated the Closing Date, of an authorized representative of the Issuer in which such representative, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of the Issuer in the Indenture are true and correct in all material respects as of the dates specified in the Indenture, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been issued or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Issuer's business except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (o) The Underwriters shall have received an opinion of Emmet, Marvin & Martin LLP, counsel to the Indenture Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that:

                  (i) The Indenture Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture;

                  (ii) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee;

                  (iii) The Indenture Trustee has duly executed and authenticated the Notes on the Closing Date;

                  (iv) The execution and delivery of the Indenture by the Indenture Trustee and the performance by the Indenture Trustee of the terms of the Indenture do not conflict with or result in a violation of
      (x) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Indenture Trustee, or (y) the organization certificate or by-laws of the Indenture Trustee;

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee thereunder;

                  (vi) To the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against the Indenture Trustee (as Indenture Trustee under the Indenture or in its individual capacity) before or by any governmental authority that if adversely decided, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under the Indenture; and

                  (vii) The execution, delivery and performance by the Indenture Trustee of the Indenture will not subject any of the property or assets of the Issuer, or any portion thereof, to the imposition of any lien which may be asserted against the Issuer by the Indenture Trustee in its capacity as Indenture Trustee.

            (p) The Representative shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection
(a) of this Section 8.

            (q) The Representative shall have received evidence satisfactory to the Representative that the Class A Notes shall be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Ratings Services ("Standard & Poor's") and "AAA" by Fitch, Inc. ("Fitch"), that the Class B Notes shall be rated no lower than "A2" by Moody's, "A" by Standard & Poor's and "A" by Fitch, and that the Class C Notes shall be rated no lower than "Baa2" by Moody's, "BBB" by Standard & Poor's and "BBB" by Fitch.

            The Bank will furnish you, or cause you to be furnished with, such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

            11. (a) The Bank and the Issuer, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus relating to the Notes or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing indemnity with respect to any untrue statement or omission in any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Bank or the Issuer shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Notes to such person; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank; and (iii) against any and all expenses whatsoever (including, subject to Section 11(c) hereof, the reasonable fees and disbursements of counsel chosen by you) as reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Bank and the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Bank or the Issuer by the Underwriters expressly for use therein. Each of the Bank and the Issuer acknowledges that information relating to the Underwriters set forth in the last paragraph of the cover page of the Prospectus Supplement with respect to the Notes, the first sentence under the heading "Risk Factors -- It May Not Be Possible to Find an Investor to Purchase Your Notes" in the Prospectus and the information under the heading "Underwriting" in the Prospectus Supplement (other than the information in the last two paragraphs under such heading) constitutes the only information furnished in writing by the Underwriters or on behalf of the Underwriters for inclusion in the Prospectus (the "Underwriters' Information").

            (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Bank and the Issuer against any losses, claims, damages or liabilities to which the Bank or the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters' Information furnished to the Bank and the Issuer by such Underwriter specifically for use therein, as set forth in subsection (a) above, and will reimburse any legal or other expenses reasonably incurred by the Bank and the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; provided, however, that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party other than under subsection
(a) or (b) above unless, to the extent the indemnifying party did not otherwise learn of such action, such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in or targets of any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any claim or proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

            12. If the indemnification provided for in Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsection 11(a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection 11(a) or (b) above. In determining the amount of contribution to which the respective parties are entitled, (i) there shall be considered the relative benefits received by each party from the offering of the Notes or, (ii) if the allocation provided by clause (i) above is not permitted by applicable law, there shall be considered not only the relative benefits referred to in clause (i) above but also the relative fault of each party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities and expenses as well as any other relevant equitable considerations. The relative benefits received by each party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Bank or the Issuer (including the proceeds of the offering of the Notes paid to the Bank by the Issuer) bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of each party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Bank, the Issuer or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each of the Bank, the Issuer and each Underwriter agrees that it would not be equitable if the amount of such contribution were determined by a pro rata, a per capita or any other form of allocation that does not take into account these equitable considerations. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this
Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this Section 12. Notwithstanding the provisions of this Section 12, in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Notes) be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such Underwriter hereunder. Notwithstanding the provisions of this Section 12, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation, pursuant to this
Section 12, to contribute are several in proportion to their respective underwriting obligations and are not joint. For purposes of this Section 12, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Bank, each officer of the Bank who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act shall have the same rights to contribution as the Bank.

            13. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Bank, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has occurred any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation of the Bank, and its subsidiaries, taken as a whole, the effect of which in the reasonable judgment of the Representative materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of the Notes or the securities of the Seller, by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of the Notes or the securities of the Seller (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange;
(iv) a general moratorium on commercial banking activities in New York, Michigan or Ohio shall have been declared by either Federal or New York, Michigan or Ohio State authorities; or (v) there shall have occurred any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the sale and payment for the Notes.

            14. If any Underwriter defaults in its obligations to purchase Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of such Notes, you may make arrangements satisfactory to the Bank for the purchase of such Notes by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Notes and arrangements satisfactory to you and the Bank for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Bank, except as provided in Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

            15. If for any reason other than as set forth in Section 14 the purchase of the Notes by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 9 and the respective obligations of the Bank, the Issuer, and the Underwriters pursuant to Sections 11 and 12 shall remain in effect. If the purchase of the Notes by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses
(ii), (iii) or (iv) of Section 13, the Bank will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

            16. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to [Name of Underwriter], as the Representative, at [Address], Attention: [-], or to such other address as the Representative may designate in writing to the Bank. Notices to the Bank shall be given to it at 1900 East 9th Street Cleveland, Ohio 44114 (Facsimile No.:
216-[-]), Attention: [-].

            17. (a) Each Underwriter, severally, represents and warrants to the Bank and the Issuer that it has not and will not use any information that constitutes "Computational Materials," as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994), with respect to the offering of the Notes.

                  (b) Each Underwriter, severally, represents and warrants to the Bank and the Issuer that it has not and will not use any information that constitutes "ABS Term Sheets," as defined in the Commission's No-Action Letter, dated February 13, 1995, addressed to the Public Securities Association, with respect to the offering of the Notes.

            18. Each Underwriter, severally, represents that it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(11) of the Act) with respect to the Notes, transfer, deposit or otherwise convey any Notes into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interests in, such Notes without the prior written consent of the Bank.

            19. Each Underwriter, severally, represents that if it furnished an electronic copy of the preliminary Prospectus prepared in connection with the offer and sale of the Notes to any person, such Underwriter has furnished a printed copy of such preliminary Prospectus to all persons to whom it previously furnished an electronic copy.

            20. Each Underwriter, severally, represents and agrees that it has not and will not, directly or indirectly, offer, sell or deliver any of the Notes or distribute the Prospectus or any other offering materials relating to the Notes in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance by it with any applicable laws and regulations thereof and that will, to the best of its knowledge and belief, not impose any obligations on the Bank or the Issuer except as set forth herein.

            21. This Agreement shall become effective upon its execution and delivery.

            22. The Bank and the Issuer acknowledge and agree that (i) the transaction contemplated by this Agreement is an arm's-length commercial transaction between the Bank and the Issuer, on the one hand, and the each of the Underwriters, on the other, (ii) in connection therewith with respect to all aspects of the transaction contemplated herein, each Underwriter is acting as a principal and not the agent or fiduciary of the Bank and the Issuer and the Bank hereby expressly disclaim any fiduciary relationship with respect thereto, and
(iii) none of the Underwriters has assumed an advisory responsibility in favor of the Bank or the Issuer with respect to the transaction contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Bank or the Issuer on other matters) or any other obligation to the Bank or the Issuer except the obligations expressly set forth in this Agreement.

            23. This Agreement shall inure to the benefit of and be binding upon the Bank, the Issuer, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Bank, the Issuer and the Underwriters in accordance with its terms.

                                    Very truly yours,

                                    NATIONAL CITY BANK,
                                    as Originator and Seller

                                    By:__________________________________
                                    Name: [_________________]
                                    Title: [_______________]

                                    NATIONAL CITY CREDIT CARD MASTER
                                    NOTE TRUST,
                                    as Issuer

                                    By: National City Bank,
                                        not in its individual
                                        capacity but solely as Beneficiary on
                                        behalf of the Issuer

                                    By: _________________________________

                                    Name:  [_________________]
                                    Title: [_________________]

                                    The foregoing Underwriting Agreement
                                    is hereby confirmed and accepted as of the date first above written.

                                    [NAME OF UNDERWRITER],
                                    As Underwriter or as the Representative
                                    of the Underwriters named on Schedule A
                                    hereto

                                    By: ________________________________________
                                        Name:
                                        Title:

                                   SCHEDULE A

                                 Class A Notes

                                                         Principal Amount of
Class A Underwriters                                        Class A Notes
--------------------                                     -------------------
                                                         $
                                                         $
                                                         $
                                                         $
                                                         $
                                                         $
         Total                                           $

                                  Class B Notes

                                                         Principal Amount of
Class B Underwriters                                        Class B Notes
--------------------                                     -------------------
                                                         $
                                                         $
         Total                                           $

                                  Class C Notes

                                                         Principal Amount of
Class C Underwriters                                        Class C Notes
--------------------                                     -------------------
                                                         $
                                                         $
         Total                                           $